SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   F 0 R M 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 25, 1999


                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



        0-27618                                    16-0547600
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(Commission File Number)                  (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK          14228-1197
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(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
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(Former name or former address, if changed since last report)


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Item 5.  Other Events

     On May 25, 1999, the registrant instituted litigation in the United States District Court for the Southern District of New York against Metropolitan Capital Advisors, Inc., Metropolitan Capital III, Inc., Bedford Falls Investors, L.P., Metropolitan Capital Advisors International Limited, Jeffrey E. Schwarz, Karen Finerman, Scoggin, Inc., Scoggin Capital Management, L.P., Scoggin, LLC, Scoggin International Fund, Ltd., Curtis Schenker, Craig Effron, Lakeway Capital Partners, LLC, Yaupon Partners, L.P., Yaupon Partners II, L.P. and Robert F. Lietzow, Jr. A copy of the complaint in connection with such litigation is attached hereto as Exhibit 99.



Item 7.  Exhibits


Exhibit Number      Description


     99             Complaint







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                          COLUMBUS McKINNON CORPORATION


                                        By:  /s/ Robert L. Montgomery, Jr.
                                        Name: Robert L. Montgomery, Jr.
                                        Title: Executive Vice President


Dated:  May 26, 1999

                                  EXHIBIT INDEX


Exhibit Number                      Description                          Page


         99                Complaint                                      5